UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2011

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-32363	58-2332639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

135 North Church Street, Spartanburg, SC	29306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 515-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(d)   As previously reported, stockholders representing a majority of votes cast at the 2011 Annual Meeting of Stockholders voted in favor of holding an advisory vote to approve compensation of the Company’s named executive officers every three years.  The Compensation Committee of the Company’s Board of Directors carefully considered the voting results on that proposal and decided that the Company will include a stockholder advisory vote on the compensation of the Company’s named executive officers in its future proxy materials on a triennial basis until the next required vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which pursuant SEC regulations will occur no later than the Company’s Annual Meeting of Stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advance America, Cash Advance Centers, Inc.
(Registrant)

Date: October 26, 2011	By:	/s/ James A. Ovenden
James A. Ovenden
Executive Vice President and Chief Financial Officer